UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

___________________________________________

Date of Report
December 11, 2002

Commission file number 333-42783

KINETIC CONCEPTS, INC.
(Exact name of registrant as specified in its charter)

Texas                                                74-1891727

(State of Incorporation)                            (I.R.S. Employer Identification No.)

8023 Vantage Drive
San Antonio, Texas 78230
Telephone Number: (210) 524-9000
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Item 5.  Other Events

Kinetic Concepts, Inc. issued a press release on December 10, 2002 regarding the resignation of its Chief Financial Officer.   A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

99.1 Kinetic Concepts, Inc. press release dated December 10, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                               KINETIC CONCEPTS, INC.
                                                                                               (REGISTRANT)

                                                                                              By:   /s/ Dennert O. Ware          _
                                                                                              Dennert O. Ware
                                                                                              President and Chief Executive Officer

Date: December 11, 2002